SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report                                                                                                                                                                                                    June 27, 2007
(Date of earliest event reported)                                                                                                                                                                          June 21, 2007

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

           0-24724                                                                                                                                      42-1405748
(Commission File Number)                                                                                                     (I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa                                                                                                                                                                               52001
      (Address of principal executive offices)                                                                                                                                                                   (Zip Code)
(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
                    Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

1.     June 21 Trust Preferred Transaction

       On June 21, 2007, Heartland Financial USA, Inc. (the "Company") and its newly formed business trust subsidiary, Heartland Financial Statutory Trust VI, a Delaware statutory trust (the "Trust"), consummated the issuance and sale of an aggregate amount of $20,000,000 of the Trust’s fixed/floating rate capital securities (the "Capital Securities"), in a pooled trust preferred transaction. The proceeds from the sale of the Capital Securities were combined with the proceeds from the sale by the Trust to the Company of the Trust’s common securities and were used by the Trust to purchase $20,619,000 in principal amount of fixed/floating rate subordinated debentures of the Company. No underwriting commissions or placement fees were paid in connection with the issuances. All of the securities were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

    The terms of the subordinated debentures are governed by an Indenture dated June 21, 2007 between the Company and Wilmington Trust Company, as Indenture Trustee. The subordinated debentures accrue interest at a fixed rate of 6.746% per annum for the first ten years, payable quarterly, and thereafter at a variable rate based on the three-month LIBOR, reset and payable quarterly, plus 1.48%. The debentures are not redeemable by the Company during the first five years, absent certain changes in tax, investment company or bank regulatory statutes or regulations. If the debentures are redeemed after the fifth anniversary but before the tenth anniversary, the Company may be required to pay a "make-whole" premium equal to the difference between the initial swap rate and the swap rate as of the redemption date for the period remaining between the redemption date and June 15, 2017, calculated pursuant to the Indenture. The debentures are redeemable on or after June 15, 2017 at par.

    The trust preferred securities were issued pursuant to a Placement Agreement dated June 13, 2007, by and among the Company, the Trust and an initial purchaser. The terms of the trust preferred securities are governed by an Amended and Restated Declaration of Trust by and among the Company, Wilmington Trust Company, as Trustee, and the trust administrators. The terms of the trust preferred securities are identical to the terms of the subordinated debentures issued by the Company, as described above. Pursuant to a Guarantee Agreement dated June 21, 2007, by and between the Company and Wilmington Trust Company, as Trustee, the Company has agreed to guarantee the payments to be made to the holders of the trust preferred securities, subject to the terms and conditions set forth therein.

    The Company intends to use the proceeds of the trust preferred securities as a permanent source of funding for general corporate purposes.

2.    June 26 Trust Preferred Transaction

    On June 26, 2007, Heartland Financial USA, Inc. (the "Company") and its newly formed business trust subsidiary, Heartland Financial Statutory Trust VII, a Delaware statutory trust (the "Trust"), consummated the issuance and sale of an aggregate amount of $20,000,000 of the Trust’s floating rate capital securities (the "Capital Securities"), in a pooled trust preferred transaction. The proceeds from the sale of the Capital Securities were combined with the proceeds from the sale by the Trust to the Company of the Trust’s common securities and were used by the Trust to purchase $20,619,000 in principal amount of floating rate subordinated debentures of the Company. No underwriting commissions or placement fees were paid in connection with the issuances. All of the securities were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

    The terms of the subordinated debentures are governed by an Indenture dated June 26, 2007 between the Company and Wilmington Trust Company, as Indenture Trustee. The subordinated debentures accrue interest at a variable rate based on the three-month LIBOR, reset and payable quarterly, plus 1.48%. The debentures are not redeemable by the Company during the first five years, absent certain changes in tax, investment company or bank regulatory statutes or regulations. The debentures are redeemable on or after September 1, 2012 at par.

    The trust preferred securities were issued pursuant to a Placement Agreement dated June 21, 2007, by and among the Company, the Trust and an initial purchaser. The terms of the trust preferred securities are governed by an Amended and Restated Declaration of Trust by and among the Company, Wilmington Trust Company, as Trustee, and the trust administrators. The terms of the trust preferred securities are identical to the terms of the subordinated debentures issued by the Company, as described above. Pursuant to a Guarantee Agreement dated June 26, 2007, by and between the Company and Wilmington Trust Company, as Trustee, the Company has agreed to guarantee the payments to be made to the holders of the trust preferred securities, subject to the terms and conditions set forth therein.

    The Company intends to use the proceeds of the trust preferred securities as a permanent source of funding for general corporate purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See information provided under Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HEARTLAND FINANCIAL USA, INC.

Dated: June 27, 2007                         By:         /s/ John K. Schmidt
                                                John K. Schmidt
                                                Executive Vice President, Chief Financial Officer
                                                and Chief Operating Officer